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                                                                    Exhibit 10.1




THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS NOTE HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS NOTE ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                       CONVERTIBLE SECURED PROMISSORY NOTE
                                       OF
                            DIAMETRICS MEDICAL, INC.

$375,000                                           Made as of December 6th, 2005

      For value received, Diametrics Medical, Inc., a Minnesota corporation (the "COMPANY"), with principal offices at 3050 Centre Pointe Drive, Suite 150, Roseville, Minnesota, 55113, hereby promises to pay to Monarch Pointe Fund, Ltd. ("HOLDER"), or its registered assigns, the principal sum of THREE-HUNDRED SEVENTY-FIVE THOUSAND Dollars ($375,000) (the "PRINCIPAL AMOUNT"), or such lesser amount as shall then equal the outstanding principal amount hereunder, together with interest compounded quarterly on the unpaid principal balance at a rate equal to ten percent (10%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days from the date of this Note until the principal amount and all interest accrued thereon are paid (or converted, as provided in Section 3 hereof).

      An amount equal to the then unpaid Principal Amount together with any then unpaid accrued interest on the Principal Amount (the "MATURITY PAYMENT") shall be due and payable on the earliest of (i) November 30, 2008 (the "MATURITY DATE") or (ii) when such amounts are made automatically due and payable upon or after the occurrence of an Event of Default (as defined below), at the principal offices of the Company or by mail to the address of the registered holder of this Note in lawful money of the United States, unless this Note shall have been previously converted pursuant to Section 3 hereof. The Maturity Payment shall be paid prior to any

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distributions by the Company to holders of Company equity securities in respect of such securities.

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder hereof, by the acceptance of this Note, agrees:

      1. DEFINITIONS. The following definitions shall apply for all purposes of this Note:

            1.1 "ADVISOR" means Ocean Park Advisors, LLC.

            1.2 "COMPANY" means the "COMPANY" as defined above and includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

            1.3 "CONVERSION PRICE", for purposes of the conversion of accrued interest only, means the higher of 1) $0.01 per share, or 2) the average of the share prices recorded at the close of the ten (10) trading days prior to the date of conversion, subject to adjustment as provided herein.

            1.4 "CONVERSION STOCK" means the Common Stock, par value $0.01 per share, of the Company. The number and character of shares of Conversion Stock are subject to adjustment as provided herein and the term "CONVERSION STOCK" shall include stock and other securities and property at any time receivable or issuable upon conversion of this Note in accordance with its terms.

            1.5 "ESCROW AGREEMENT" means the letter agreement dated as of November 9, 2005, between Monarch Pointe Fund, Ltd., Asset Managers International Limited and the Advisor.

            1.6 "HOLDER" means any person who shall at the time be the registered holder of this Note.

            1.7 "NOTE" means this Convertible Secured Promissory Note.

            1.8 "JUNIOR INDEBTEDNESS" shall mean the principal of and unpaid interest on any and all indebtedness of Company, whether outstanding on the date hereof or hereafter created, and any referrals, renewals or extensions of any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Junior Indebtedness, except for any indebtedness that is senior to or pari passu with the indebtedness evidenced by this Note pursuant to applicable law

            1.9 "PENTAGON NOTE" shall mean the Convertible Secured Promissory
Note issued by the Company to Asset Managers International Limited of even date herewith.

      2. ADVANCES. Upon the satisfaction of the conditions set forth in paragraph A of the Escrow Agreement, the Company may make an initial draw hereunder of up to $225,000 (the "Initial Draw"), as determined by the Company in its sole discretion. Upon the satisfaction of the conditions set forth in paragraph B of the Escrow Agreement, the Company may make a

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second draw hereunder of up to $150,000 (the "Second Draw"), when, if and in the amount determined by the Company, in its sole discretion. Unless and until the Second Draw is made, the principal amount of this note for all purposes, including sections 3 and 4 hereof, shall be equal to the amount of the Initial Draw, plus accrued and capitalized interest, if any. If and when the Second Draw is advanced to the Company, then the amount of such Second Draw shall be added to the principal amount of this Note for all purposes hereunder, and interest shall accrue on the amount of the Second Draw from the date it is advanced. Notwithstanding the foregoing, the Company shall not make any draw hereunder unless it simultaneously makes an equal draw under the Pentagon Note.

      3. INTEREST. On or before the fifteenth (15th) day of each calendar quarter, the Company shall pay to the Holder an amount equal to the interest accrued for the previous calendar quarter; provided, however, that the Company may elect, in its sole discretion, not to pay interest due in any quarter, in which case the amount of such interest accrued interest shall be added to the principal amount of this Note for all purposes hereunder. The Company may make such an election by delivery of written notice to the Holder at least five (5) business days prior to any interest payment due date. Such an election (or lack thereof) in any quarter shall not affect the Company's ability to make a similar or different election in any succeeding quarter. Notwithstanding the foregoing, the Company shall not make any such election unless it makes the same election under the Pentagon Note.

      4. CONVERSION.

            4.1 ELECTION. The Holder may elect to convert all or part of the outstanding principal amount of this Note, into up to 80,670,000 shares of Conversion Stock. The amount of Conversion Stock issuable upon conversion hereof shall equal 80,670,000 multiplied by a fraction, the numerator of which is the actual principal amount being converted and the denominator of which is 375,000. Any accrued but unpaid interest may be converted into shares of Conversion Stock at the Conversion Price then in effect. The Holder may make such an election by delivery of a notice to the Company in accordance with Section 18 (a "Conversion Notice"), together with this Note.

            4.2 ISSUANCE OF CONVERSION STOCK. As soon as practicable after conversion of this Note, the Company at its expense will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of shares of Conversion Stock to which the Holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Company, by the Company's Certificate of Incorporation or Bylaws, or by any agreement between the Company and the Holder), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note. Such conversion shall be deemed to have been made on the date of delivery of the Conversion Notice, together with this Note. No fractional shares will be issued upon conversion of this Note. If upon any conversion of this Note, a fraction of a share would otherwise result, then in lieu of such fractional share the Company will pay the cash value of that fractional share, calculated on the basis of the then current market price of the Company's common stock, as determined in good faith by the Board of Directors of the Company.

            4.3 Certain Conversion Restrictions. The Holder may not convert the Note, if and to the extent such issuance of Conversion Stock would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.9910% of the then-issued and outstanding shares of Common Stock, including shares issuable upon conversion of the Note held by such Holder after application of this Section 4.3. Unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.9910% of the then-outstanding shares of Common Stock without regard to any other shares of Common Stock that may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section 4.3 will limit any particular conversion hereunder, and to the extent that the Holder determines that the limitation contained in this Section 4.3 applies, the determination of which portion of the principal amount of the Note is convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of the Note that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in an issuance in excess of the amount permitted hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such date and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the amount permitted hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

      5. ADJUSTMENT PROVISIONS. The number and character of shares of Conversion Stock issuable upon conversion of this Note (or any shares of stock or other securities or property at the time receivable or issuable upon conversion of this Note) and the Conversion Price therefor, are subject to adjustment upon occurrence of the following events between the date this Note is issued and the date it is converted:

            5.1 ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS, RECAPITALIZATIONS, ETC. The Conversion Price of this Note and the number of shares of Conversion Stock issuable upon conversion of this Note (or any shares of stock or other securities at the time issuable upon conversion of this Note) shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Conversion Stock (or such other stock or securities) unless the conversion ratio of such Conversion Stock already reflects such event.

            5.2 ADJUSTMENT FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the capital stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Section 5.1), or (b) assets (other than cash dividends paid or payable solely out of retained earnings), then, and in each such case, the Holder, upon conversion of this Note at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Conversion Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had converted this Note immediately prior thereto (all subject to further adjustment as provided in this Note).

            5.3 CONVERSION OR EXCHANGE OF STOCK. In case all the authorized Conversion Stock of the Company is converted, pursuant to the Company's Certificate of Incorporation, into other securities or property, or the Conversion Stock otherwise ceases to exist, then, in such case, the Holder, upon conversion of this Note at any time after the date on which the Conversion Stock is so converted or ceases to exist (the "TERMINATION DATE"), shall receive, in lieu of the number of shares of Conversion Stock that would have been issuable upon such exercise immediately prior to the Termination Date (the "FORMER NUMBER OF SHARES OF CONVERSION STOCK"), the stock and other securities and property which the Holder would have been entitled to receive upon the Termination Date if the Holder had converted this Note with respect to the Former Number of Shares of Conversion Stock immediately prior to the Termination Date (all subject to further adjustment as provided in this Note).

            5.4 NOTICE OF ADJUSTMENTS. The Company shall promptly give written notice of each adjustment or readjustment of the Conversion Price or the number of shares of Conversion Stock or other securities issuable upon conversion of this Note. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

            5.5 NO CHANGE NECESSARY. The form of this Note need not be changed because of any adjustment in the Conversion Price or in the number of shares of Conversion Stock issuable upon its conversion.

            5.6 RESERVATION OF STOCK. If at any time the authorized number of shares of Conversion Stock or other securities issuable upon conversion of this Note shall not be sufficient to effect the conversion of this Note, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Conversion Stock or other securities issuable upon conversion of this Note as shall be sufficient for such purpose.

      6. NO RIGHTS OR LIABILITIES AS SHAREHOLDER. This Note does not by itself entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a shareholder of the Company for any purpose.

      7. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Conversion Stock upon the conversion of this Note.

      8. REGISTRATION.

            8.1 REGISTRATION PROCEDURES AND EXPENSES. (a) The Company shall use commercially reasonable efforts to prepare and file with the SEC within one-hundred-twenty (120) days of the date hereof, and thereafter shall use commercially reasonable efforts to cause to be declared effective within two-hundred-ten (210) days of the date hereof, a registration statement on an appropriate form under the Securities Act relating to the offer and sale of the maximum number of shares of Common Stock issuable hereunder (the "Registrable Securities") by the Company to the Holder hereof from time to time, in accordance with the methods of distribution set forth in such registration statement, through (i) the OTC Bulletin Board, (ii) The Nasdaq Stock Market if the Company's Common Stock is then traded on The Nasdaq Stock Market, (iii) the facilities of any national securities exchange on which the Company's Common Stock is then traded, or (iv) in privately negotiated transactions (a "Registration Statement"). All shares of Common Stock acquired upon the conversion of this Note shall be included in such Registration Statement.

                  (b) Notwithstanding the foregoing, if the Company shall furnish to the Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than one-hundred-twenty (180) days; provided, however, that the Company shall not register any securities for the account of itself or any other stockholder during such 180-day period (other than in a registration relating solely to the sale of securities of participants in a Company stock plan, or a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act).

                  (c) The Company shall use its reasonable best efforts (including, without limitation, the preparation and filing with the SEC of amendments and supplements to the Registration Statement and a prospectus to be used in connection therewith) to keep the Registration Statement continuously effective and not misleading for a period of three (3) years from the date hereof or such shorter period that will terminate when all the Registrable Securities covered by the Registration Statement have been sold pursuant thereto. The Company shall not be deemed to be in breach of this section if it takes any action that is required by applicable law. Notwithstanding the foregoing, following the effectiveness of the Registration Statement, the Company may, at any time, suspend the effectiveness of the Registration Statement (a "Suspension Period"), by giving notice to the Holder, if (i) the Company shall have determined that the Company may be required to disclose any material corporate development or (ii) the Company shall be involved in an underwritten public offering of its securities (iii) the SEC issues any stop order suspending the effectiveness of the Registration Statement or initiates any proceedings for that purpose; (iv) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any proceeding for such purpose; or (v) an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein. The Company will use reasonable commercial

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efforts to minimize the length of any Suspension Period. The Holder agrees that, upon receipt of any notice from the Company of a Suspension Period, it will not sell (subject to the limitations on the Company set forth above) any Registrable Securities pursuant to the Registration Statement until (i) the Holder is advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) the Holder has received copies of any additional or supplemental or amended prospectus, if applicable, and (iii) the Holder has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus.

                  (d) In order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Holder, the Company shall furnish to the Holder with respect to the Registrable Securities registered under the Registration Statement such number of copies of prospectuses, prospectus supplements and preliminary prospectuses as the Holder reasonably requests in conformity with the requirements of the Securities Act.

                  (e) The Company shall file any documents required of the Company for normal blue sky clearance in states specified in writing by the Holder; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

                  (f) Other than fees and expenses, if any, of counsel or other advisers to the Holder, which fees and expenses shall be borne by them, the Company shall bear all expenses (exclusive of any brokerage fees, underwriting discounts and commissions) in connection with the procedures in paragraphs (a) through (d) of this Section 8.1.

            8.2 TRANSFER OF SECURITIES AFTER REGISTRATION. The Holder agrees that it will not effect any disposition of the Registrable Securities that would constitute a sale within the meaning of the Securities Act, except

                  (a) pursuant to the Registration Statement; or

                  (b) in a transaction exempt from registration under the Securities Act.

            8.3 INDEMNIFICATION. As used in this Section 8.3 the following terms shall have the following respective meanings

                  (a) "Selling Shareholder" shall mean the Holder and any transferee who is entitled to resell Registrable Securities pursuant to the Registration Statement, including any underwriter involved in such resale, and each person, if any, who controls such Selling Shareholder within the meaning of
Section 15 of the Securities Act, and each officer and each director of such Selling Shareholder;

                  (b) "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 8.1; and

                  (c) "Untrue Statement" shall include any untrue statement or any omission to state in the Registration Statement a material fact required to be stated therein or

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necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any Untrue Statement on or after the effective date of the Registration Statement, or on or after the date of any prospectus or prospectus supplement or the date of any sale by any purchaser thereunder, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will reimburse such Selling Shareholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable to such Selling Shareholder in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an Untrue Statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statement, or the failure of such Selling Shareholder to comply with the covenants and agreements contained in Section 8.1 or 8.2 hereof respecting sale of the Registrable Securities or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Selling Shareholder prior to the pertinent sale or sales by the Selling Shareholder.

                  (e) The Holder agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure by the Holder to comply with the covenants and agreements contained in Section 8.1 or 8.2 hereof respecting sale of the Registrable Securities, or any Untrue Statement contained in the Registration Statement on or after the effective date thereof, or in any prospectus supplement as of its issue date or date of any sale by the Holder thereunder, if such Untrue Statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Holder specifically for use in preparation of the Registration Statement, and the Holder will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that in no event shall any indemnity by the Holder under this Section 8.3 exceed the gross proceeds received by the Holder from the sale of Registrable Securities covered by such Registration Statement.

                  (f) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 8.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

            8.4 TERMINATION OF REGISTRATION RIGHTS. The registration rights set forth in this Section 8 shall cease and terminate as to any particular number of the Registrable Securities when such Registrable Securities shall have been sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Registrable Securities or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

            8.5 AVAILABLE INFORMATION. So long as the Holder continues to own any of the Registrable Securities and the Registration Statement is effective covering the resale of Registrable Securities owned by such person, the Company will furnish to the Holder:

                  (a) as soon as practicable after available (but in the case of the Company's Annual Report to Shareholders, within one hundred twenty (120) days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted auditing standards certified by a national firm of certified public accountants); (ii) its Annual Report on Form 10-K (excluding exhibits); (iii) its quarterly reports on Form 10-Q (excluding exhibits); (iv) its Proxy Statement; and (v) its current reports on Form 8-K, if any (excluding exhibits);

                  (b) upon the request of any such person, all exhibits excluded by the parentheticals to subparagraphs (a)(ii),(iii) and (v) of this Section 8.5, in the form generally available to the public; and

                  (c) upon the reasonable request of any such person, an adequate number of copies of the prospectuses and supplements to supply to any other party requiring such prospectuses

            8.6 CHANGES IN INFORMATION. The Holder agrees to promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such person or such person's plan of distribution set forth in such Registration Statement

      9. SENIORITY. The indebtedness evidenced by this Note is on a parity with the indebtedness evidenced by the Pentagon Note, and together this Note and the Pentagon Note are hereby expressly senior, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all of Company's Junior Indebtedness, to the maximum extent permitted by law. Holder acknowledges that a principal amount of $15,917 of the Senior Secured Fixed Rate Note of the Company issued August 4, 1998 may be considered outstanding and senior in right of payment to this Note and the Pentagon Note for purposes hereof.

            9.1 INSOLVENCY PROCEEDINGS. If there shall occur any receivership, assignment for the benefit of creditors, bankruptcy, reorganization, (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshalling of the assets and liabilities of Company, no amount shall be paid by Company in respect of the principal of, interest on or other amounts due with respect to the Junior Indebtedness at the time outstanding, unless and until the principal of and interest on this Note and the Pentagon Note then outstanding shall be paid in full, except as required by applicable law.

      10. DEFAULT. An "Event of Default" will occur if any of the following happens:

                  (a) The Company fails to make any payment when due hereunder or under the Pentagon Note and such default is not cured within a five (5) day period after the Holder has given the Company written notice of such default;

                  (b) The Company breaches any material obligation to the Holder under this Note, the Pentagon Note or the Security Agreement referred to below, or the Company fails to perform promptly at the time and strictly in the manner provided in this Note, the Pentagon Note or the Security Agreement and such default is not cured within a thirty (30) day period after the Holder has given the Company written notice of such default; or

                  (c) A receiver is appointed for any material part of the Company's property, the Company makes an assignment for the benefit of creditors, or the Company becomes a debtor or alleged debtor in a case under the U.S. Bankruptcy Code or becomes the subject of any other bankruptcy or similar proceeding for the general adjustment of its debts and such proceeding is not dismissed or stayed within sixty (60) days from the date of commencement thereof.

Upon the occurrence of any Event of Default, the Maturity Payment shall become immediately due and payable in full without further notice or demand by Holder.

      11. SECURITY AGREEMENT. The Company's obligations under this Note will be secured by a security interest in all of the Company's assets to the original holder of this Note pursuant to the terms of the Security Agreement attached hereto as Exhibit A, which agreement is incorporated herein by reference.

      12. PREPAYMENT. The Company may prepay, in whole or in part, at any time or from time to time, the unpaid balance of this Note and the Pentagon Note, with such prepayments to be allocated pro rata to the unpaid balance of each Note.

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
      13. WAIVERS. The Company and all endorsers of this Note hereby waive notice, presentment, protest and notice of dishonor.

      14. ATTORNEYS' FEES. In the event any party is required to engage the services of any attorneys for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note, including attorneys' fees.

      15. TRANSFER. This Note may be assigned, conveyed or transferred without the prior written consent of the Company to any person or entity; provided, however, that such transferee executes an acknowledgement that such transferee is subject to all the terms and conditions of this Note and satisfies the Company as to compliance with State and federal securities law. The rights and obligations of the Company and the Holder under this Note and the Purchase Agreement shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

      16. GOVERNING LAW. This Note shall be governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

      17. HEADINGS. The headings and captions used in this Note are used only for convenience and are not to be considered in construing or interpreting this Note. All references in this Note to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

      18. NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one
(1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the party to be notified at the address indicated for such party on the Company's records, or, in the case of the Company, at 3050 Centre Pointe Drive, Suite 150, Roseville, MN, 55113, or at such other address as any party or the Company may designate by giving ten (10) days' advance written notice to all other parties.

      19. AMENDMENTS AND WAIVERS. This Note may be amended and provisions may be waived only by a writing executed by the Company the then current Holder.

      20. SEVERABILITY. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

      21. BUSINESS EXPERIENCE OF THE COMPANY. The Company represents and warrants to the Holder and its registered assigns that (i) by reason of the business and

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
financial experience of its officers and employees or that of its professional advisors, the Company has the capacity to protect its own interests in connection with the transaction in which this Note is issued, and (ii) it is reasonable for the Holder and its registered assigns to rely on this representation by the Company in accepting this Note.

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name as of the date first above written.

                                          THE COMPANY

                                          By:     /s/ W. Bruce Comer
                                                  ------------------------------

                                          Name:
                                                  ------------------------------

                                          Title:  Chief Executive Officer
                                                  ------------------------------



AGREED AND ACKNOWLEDGED:

THE HOLDER

By:         /s/ H. Harry Aharonian
            ------------------------------

Name:
            ------------------------------

Title:      Portfolio Manager
            ------------------------------


            ------------------------------
Attachment:

Exhibit A - Security Agreement




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